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SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
PERFICIENT, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
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PERFICIENT, INC.
1120 South Capital of Texas Highway, Suite 220 Building 3
Austin, Texas 78746

Notice of Annual Meeting of Stockholders
To Be Held July 20, 2004

        NOTICE IS HEREBY GIVEN that the 2004 Annual Meeting of the Stockholders of Perficient, Inc. ("Perficient" or the "Company") will be held at the Company's headquarters located at 1120 South Capital of Texas Highway, Suite 220, Building 3, Austin, Texas 78746 on July 20, 2004 at 10:00 a.m. Central Standard Time, for the following purposes:

  (1)
  To elect six directors to hold office for a term of one year or until their successors have been duly elected and qualified; and

  (2)
  To transact such other business as may properly come before the meeting or any adjournment thereof.

        The Board of Directors of Perficient has fixed the close of business on June 10, 2004 as the record date for the determination of stockholders of Perficient entitled to notice of and to vote at the Annual Meeting. Only holders of record of Perficient common stock at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting or any adjournments or postponements thereof. A list of such stockholders will be available for inspection at the Company's headquarters located at 1120 South Capital of Texas Highway, Suite 220, Building 3, Austin, Texas 78746, during ordinary business hours for the ten-day period prior to the 2004 Annual Meeting.

        Your attention is directed to the accompanying Proxy Statement for further information regarding each proposal to be made.

        Whether or not you plan to attend the 2004 Annual Meeting, you are asked to complete, sign and date the enclosed proxy and return it promptly by mail in the enclosed self-addressed envelope, which does not require postage if mailed in the United States. You may revoke your proxy at any time prior to the 2004 Annual Meeting. If you decide to attend the 2004 Annual Meeting and wish to change your proxy vote, you may do so automatically by voting in person at the 2004 Annual Meeting.

By Order of the Board of Directors

/s/ MICHAEL D. HILL Michael D. Hill Secretary
June 30, 2004 Austin, Texas

PERFICIENT, INC.
1120 South Capital of Texas Highway, Suite 220 Building 3
Austin, Texas 78746

Proxy Statement for Annual Meeting

        This Proxy Statement is furnished by the Board of Directors (the "Board of Directors") of Perficient, Inc., a Delaware corporation ("Perficient" or the "Company"), in connection with the solicitation of proxies to be used at the Annual Meeting of Stockholders (the "Meeting") to be held on July 20, 2004 at the Company's headquarters located at 1120 South Capital of Texas Highway, Suite 220, Building 3, Austin, Texas 78746 at 10:00 a.m. Central Standard Time, and at any adjournment thereof. This Proxy Statement and the accompanying Notice and Proxy are being mailed to stockholders on or about June 24, 2004. The principal executive offices of Perficient are located at the address listed above.

PURPOSE OF MEETING

        The specific proposals to be considered and acted upon at the Meeting are summarized in the accompanying Notice of Annual Meeting of Stockholders. Each proposal is described in more detail in this Proxy Statement.

VOTING RIGHTS AND SOLICITATION OF PROXIES

        Only holders of record of Perficient common stock at the close of business on the record date, June 10, 2004 (the "Record Date"), will be entitled to vote at the Meeting and at all adjournments thereof. On the Record Date, there were outstanding and entitled to vote 17,161,673 shares of Perficient's common stock, $.001 par value per share (the "Common Stock"). Each outstanding share of Perficient Common Stock is entitled to one vote on each matter to be voted upon. Votes cast, either in person or by proxy, will be tabulated by Continental Stock Transfer & Trust Company, the Company's transfer agent.

Quorum Required

        The Company's bylaws provide that the holders of a majority of the Company's outstanding shares of stock entitled to vote at the Meeting, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Meeting. Abstentions and broker non-votes will be counted as present for the purpose of determining the presence of a quorum.

Votes Required

        Proposal 1. Directors of Perficient will be elected by a plurality of the vote of the outstanding shares of Common Stock, in person or by proxy, and entitled to vote at the Meeting. The nominees for director receiving the highest number of affirmative votes will be elected. Abstentions and broker non-votes will not be counted toward a nominee's total.

        A broker "non-vote" occurs on an item when shares held by a bank, broker or other nominee are present or represented at the meeting but such nominee is not permitted to vote on that item without instructions from the beneficial owner of the shares and no instruction is given.

        Abstentions have the same effect as negative votes. Broker non-votes and shares as to which proxy authority has been withheld with respect to any matter are not entitled to vote for purposes of determining whether shareholder approval of that matter has been obtained and, therefore, will have no effect on the outcome of the vote on any such matter.

Proxies

        If a proxy is properly signed by a stockholder and is not revoked, the shares represented thereby will be voted at the Meeting in the manner specified on the proxy, or if no manner is specified with respect to any matter therein, such shares will be voted by the person designated therein in accordance with the recommendations of the Board of Directors as indicated in this Proxy Statement. If any of the nominees for director are unable to serve or for good cause will not serve, an event that is not anticipated by Perficient, the shares represented by the accompanying proxy will be voted for a substitute nominee designated by the Board of Directors or the Board of Directors may determine to reduce the size of the Board of Directors. A proxy may be revoked by the stockholder at any time prior to the voting thereof by giving notice of revocation in writing to the Secretary of Perficient, by duly executing and delivering to the Secretary of Perficient a proxy bearing a later date, or by voting in person at the Meeting.

Solicitation of Proxies

        Perficient will bear the entire cost of solicitation, including the preparation, assembly, printing, and mailing of this Proxy Statement, the proxy, and any additional soliciting material furnished to stockholders. Copies of solicitation material will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. Perficient may reimburse such persons for their costs of forwarding the solicitation material to such beneficial owners. The original solicitation of proxies by mail may be supplemented by solicitation by telephone, telegram, or other means by directors, officers, employees or agents of Perficient. No additional compensation will be paid to these individuals for any such service. Except as described above, Perficient does not presently intend to solicit proxies other than by mail, electronic mail, or telephone.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

        The following table sets forth certain information regarding the beneficial ownership of Perficient Common Stock as of June 10, 2004 for (i) each person or entity who is known by us to own beneficially more than five percent (5%) of the outstanding shares of each such class; (ii) each executive officer listed in the Summary Compensation table below; (iii) each director of Perficient; and (iv) all directors and executive officers as a group.

Name and Address of Beneficial Owner(1)	Amount and Nature of Shares Beneficially Owned	Percent of Class(2)
Morton H. Meyerson(3) 3401 Armstrong Ave. Dallas, Texas 75205	2,758,013	16.07%
John T. McDonald(4)	1,809,690	10.08%
2M Technology Ventures, L.P. 3401 Armstrong Ave. Dallas, Texas 75205	1,666,500	9.71%
David S. Lundeen(5)	434,083	2.52%
Dale Klein(6)	263,231	1.53%
Beekman Ventures, Inc.	267,342	1.56%
Jeffrey Davis(7) 622 Emerson Road Suite 400 Creve Coeur, MO 63141	279,403	1.61%
Robert E. Pickering, Jr.(8)	161,500	*
Philip J. Rosenbaum(9)	125,750	*
Dr. W. Frank King(10)	66,666	*
Max D. Hopper(11)	20,000	*
Tim Thompson(12)	137,678	*
Directors and executive officers as a group (9 persons)	3,298,002	17.81%

*
Indicates less than 1% of the outstanding shares of Perficient Common Stock.

(1)
Unless otherwise indicated, the address of each person or entity is 1120 South Capital of Texas Highway, Suite 220, Building 3, Austin, Texas, 78746.

(2)
Beneficial ownership is determined in accordance with the rules and regulations of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options held by that person that are currently exercisable or exercisable within 60 days of the date hereof are deemed outstanding. Such shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person. Except as indicated in the footnotes to this table and pursuant to applicable community property laws, each stockholder named in the table has sole voting and investment power with respect to the shares set forth opposite such stockholder's name. The percentage of beneficial ownership is based on 17,161,673 shares of Common Stock outstanding as of June 10, 2004, respectively.

(3)
Includes 1,666,500 shares of Perficient Common Stock held by 2M Technology Ventures, L.P. which is controlled by Mr. Meyerson who holds sole voting power and sole dispositive power with respect to such shares.

(4)
Includes 267,342 shares owned by Beekman Ventures, Inc., of which Mr. McDonald is president and sole stockholder. Mr. McDonald is deemed to be the beneficial owner of such shares. Also includes options to purchase 741,042 shares under Perficient's stock option plan. Does not include options to purchase 478,169 shares of Perficient Common Stock that are not exercisable within 60 days of the date hereof. Includes warrants to purchase 50,500 shares of Perficient Common Stock. Mr. McDonald's total share ownership, including options that are not exercisable within 60 days of the date hereof, is 2,287,859 shares.

(5)
Includes options to purchase 58,333 shares of Perficient Common Stock exercisable within 60 days of the date hereof. Does not include options to purchase 16,667 shares of Perficient Common Stock that are not exercisable within 60 days of the date hereof.

(6)
Includes options to purchase 32,166 shares of Perficient Common Stock exercisable within 60 days of the date hereof. Does not include options to purchase 88,834 shares of Perficient Common Stock that are not exercisable within 60 days of the date hereof.

(7)
Includes options to purchase 196,312 shares of Perficient Common Stock exercisable within 60 days of the date hereof. Does not include options to purchase 235,486 shares of Perficient Common Stock that are not exercisable within 60 days of the date hereof.

(8)
Includes options to purchase 10,000 shares of Perficient Common Stock exercisable within 60 days of the date hereof.

(9)
Includes options to purchase 50,000 shares of Perficient Common Stock exercisable within 60 days of the date hereof. Also includes warrants to purchase 25,250 shares of Perficient Common Stock.

(10)
Includes options to purchase 66,666 shares of Perficient Common Stock exercisable within 60 days of the date hereof. Does not include options to purchase 8,334 shares of Perficient Common Stock that are not exercisable within 60 days of the date hereof.

(11)
Includes options to purchase 20,000 shares of Perficient Common Stock exercisable within 60 days of the date hereof.

(12)
Includes options to purchase 106,158 shares of Perficient Common Stock exercisable within 60 days of the date hereof. Does not include options to purchase 83,820 shares of Perficient Common Stock that are not exercisable within 60 days of the date hereof.

PROPOSAL 1. ELECTION OF DIRECTORS

        At this year's Annual Meeting of Stockholders, six directors will be elected to hold office for a term expiring at the next Annual Meeting of Stockholders. Each director will be elected to serve until a successor is elected and qualified or until the director's earlier resignation or removal.

        The affirmative vote of the holders of a plurality of the shares of Common Stock voted in person or by proxy at the Meeting is required for the election of each director. Unless otherwise directed, each proxy executed and returned by a stockholder will be voted for the election of each of the following Nominee Directors:

  John T. McDonald
  David S. Lundeen
  Robert E. Pickering, Jr.
  Max D. Hopper
  Kenneth R. Johnsen
  Ralph C. Derrickson

        If any of the Nominee Directors listed above becomes unable to serve or for good cause will not serve, an event that is not anticipated by us, (i) the shares represented by the proxies will be voted for a substitute nominee or substitute nominees designated by the Board of Directors or (ii) the Board of Directors may determine to reduce the size of the Board of Directors. At this time, the Board of Directors knows of no reason why any of the persons listed above may not be able to serve as directors if elected.

        The Board of Directors recommends a vote "FOR" the election of each of the Nominee Directors.

        The name and age of each of the executive officers, current directors and Nominee Directors of Perficient, their respective positions with Perficient and the period during which each such individual has served in that capacity are set forth below. Additional biographical information concerning each of the Nominee Directors and executive officers follows the table.

Name	Age	Position with Perficient	Held Position Since
John T. McDonald	40	Chief Executive Officer and Chairman of the Board of Directors	1999
Jeffrey S. Davis	39	President and Chief Operating Officer	2002
Michael D. Hill	35	Chief Financial Officer	2004
David S. Lundeen(1),(2),(3)	42	Director	1998
Robert E. Pickering, Jr.(3)	52	Director	2002
Max D. Hopper(2)	69	Director	2002
Dr. W. Frank King(1)	64	Director (not nominated for reelection)	1999
Philip J. Rosenbaum(1)	54	Director (not nominated for reelection)	1999
Kenneth R. Johnsen	50	Nominated for Election to the Board
Ralph C. Derrickson	45	Nominated for Election to the Board

(1)
Indicates that the individual is a member of the audit committee.

(2)
Indicates that the individual is a member of the compensation committee.

(3)
Indicates that the individual is a member of the nominating committee.

Certain Biographical Information Concerning Directors and Executive Officers

        John T. McDonald joined Perficient in April 1999 as Chief Executive Officer and was elected Chairman of the Board in March 2001. Since October 1998, Mr. McDonald has been the president of Beekman Ventures, Inc., a venture capital firm specializing in private equity investments in technology companies. From April 1996 to October 1998, Mr. McDonald was president of VideoSite, Inc., a multimedia software company that is currently a subsidiary of GTECH Corporation. GTECH acquired VideoSite in October 1997, 18 months after Mr. McDonald became VideoSite's president. From May 1995 to April 1996, Mr. McDonald was a Principal with Zilkha & Co., a New York-based merchant banking firm. From June 1993 to April 1996, Mr. McDonald served in various positions at Blockbuster Entertainment Group, including Director of Corporate Development and Vice President, Strategic Planning and Corporate Development of NewLeaf Entertainment Corporation, a joint venture between Blockbuster and IBM. From 1987 to 1993, Mr. McDonald was an attorney with Skadden, Arps, Slate, Meagher & Flom in New York focusing on mergers and acquisitions and corporate finance. Mr. McDonald currently serves as a member of the Board of Directors of Interstate Connections, Inc. Mr. McDonald received a B.A. in Economics from Fordham University in 1984 and a J.D. from Fordham Law School in 1987.

        Jeffrey S. Davis became Perficient's Chief Operating Officer upon the closing of the acquisition of Vertecon in April 2002. He previously served the same role since October 1999 at Vertecon prior to its merger with Perficient. Mr. Davis has 13 years of experience in technology management and consulting. Prior to Vertecon, Mr. Davis was a Senior Manager and member of the leadership team in Arthur Andersen's Business Consulting Practice starting in January 1999 where he was responsible for defining and managing internal processes, while managing business development and delivery of products, services and solutions to a number of large accounts. Prior to Arthur Andersen, Mr. Davis worked at Ernst & Young for two years, Mallinckrodt, Inc. for two years, and spent five years at McDonnel Douglas in many different technical and managerial positions. Mr. Davis has a M.B.A. from Washington University and a B.S. degree in Electrical Engineering from the University of Missouri.

        Michael D. Hill joined Perficient in February 2004 as Chief Financial Officer. From June 2002 through February 2004, Mr. Hill served as Director of Finance and Controller of PerformanceRetail, Inc., a software company. From February 1999 to June 2002, Mr. Hill held various Director and VP-level positions with several technology companies including CreditMinders, Inc., Kinetrix Solutions, Inc. and Agillion, Inc. Prior to February 1999, Mr. Hill was an Assurance and Advisory Business Services manager with Ernst & Young LLP's Assurance and Advisory Business Services practice in Austin. Mr. Hill held various other positions at Ernst & Young LLP since December 1991. Mr. Hill graduated from the University of Texas at Austin in December 1991 with a degree of BBA in Accounting. Mr. Hill is a licensed certified public accountant in the State of Texas.

        David S. Lundeen joined Perficient in April 1998 as a director. From March 1999 through 2002, Mr. Lundeen was a partner with Watershed Capital, a private equity firm based in Mountain View, California. From June 1997 to February 1999, Mr. Lundeen was self-employed, managed his personal investments and acted as a consultant and advisor to various businesses. From June 1995 to June 1997, he served as the Chief Financial Officer and Chief Operating Officer of BSG. From January 1990 until June 1995, Mr. Lundeen served as President of Blockbuster Technology and as Vice President of Finance of Blockbuster Entertainment Corporation. Prior to that time, Mr. Lundeen was an investment banker with Drexel Burnham Lambert in New York City. Mr. Lundeen currently serves as a member of the Board of Directors of Parago, Inc., and as Chairman of the Board of Interstate Connections, Inc. Mr. Lundeen received a B.S. in Engineering from the University of Michigan in 1984 and an M.B.A. from the University of Chicago in 1988. The Board of Directors has determined that Mr. Lundeen is an audit committee financial expert, as such term is defined in the rules and regulations promulgated by the Securities and Exchange Commission.

        Robert E. Pickering, Jr. has held the position of CEO of IconMedialab International, an IT services company with headquarters in The Netherlands beginning in 2002. Mr. Pickering began his IT services career in 1974 at Andersen Consulting (now Accenture), where he was a partner. After 11 years at Andersen, where he managed and directed several system development and outsourcing projects, Mr. Pickering joined First City Bankcorp in 1996, as Chief Information Officer. Three years later in 1999, he became Chief Information Officer of Continental Airlines. Mr. Pickering was also Chairman and CEO of Origin from 1998 to 2000, one of the largest IT services companies in Europe. Mr. Pickering was Chairman and CEO of e2i Inc. from May 2000 to December 2001, which filed for protection under the federal bankruptcy laws in December 2001. Mr. Pickering also serves on the boards of a variety of organizations including the American Chamber of Commerce in the Netherlands, B&J Foodservice in Kansas City, and Ora Oxygen, a travel spa based in The Netherlands. Mr. Pickering is a graduate of Baylor University.

        Max D. Hopper became a member of the Board of Directors in September 2002. Mr. Hopper began his IS career in 1960 at Shell Oil and served with EDS, United Airlines and Bank of America prior to joining American Airlines. During Mr. Hopper's twenty-year tenure at American Airlines he served as CIO, and as CEO of several business units. Most recently, he founded Max D. Hopper Associates, Inc., a consulting firm that specializes in the strategic use of IT and eBusiness. Max currently serves on the board of directors for several companies such as Gartner Group, United Stationers, and Airgate PCS.

        Dr. W. Frank King became a member of the Board of Directors in June 1999. He has served as a Director of PSW Technologies, Inc., now known as Concero Inc., a publicly-traded consulting services company, since October 1996. From 1992 to August 1998, Dr. King served as President and Chief Executive Officer of PSW. From 1988 to 1992, Dr. King was Senior Vice President of the Software Business group of Lotus, a software publishing company. Prior to joining Lotus, Dr. King was employed with IBM for 19 years, where his last position was Vice President of Development for the Personal Computing Division. Dr. King currently serves on the boards of directors of Aleri, Inc., Eon Communications, Inc., Ibasis and Natural Microsystems Corporation. Dr. King earned a Ph.D. in electrical engineering from Princeton University, an M.S. in electrical engineering from Stanford University and a B.S. in electrical engineering from the University of Florida. Dr. King is not being nominated for reelection to the Board.

        Philip J. Rosenbaum became a member of Perficient's Board of Directors in June 1999. Since May 1995, Mr. Rosenbaum has been a self-employed developer of new businesses, investor and consultant. From February 1993 to May 1995, Mr. Rosenbaum was Vice President of International Operations of Unify Corporation, a software development tool supplier. Mr. Rosenbaum also serves on the board of directors of a privately-held software company. Mr. Rosenbaum received a B.S. from Rutgers in 1972. Mr. Rosenbaum is not being nominated for reelection to the Board.

Nominees for Director to Fill Vacancies

        The following persons have been nominated by the Nominating Committee of the Board to fill vacancies left by Messrs. King and Rosenbaum.

        Kenneth R. Johnsen is the President and Chief Executive Officer of Parago Inc., a marketing services transaction processor. Before joining Parago Inc. in 1999, he served as President, Chief Operating Officer and Board Member of Metamor Worldwide Inc., an $850 million public technology services company specializing in IT consulting and implementation. Metamor was later acquired by PSINet for $1.7 billion. At Metamor, Johnsen grew the IT Solutions Group revenue from $20 million to over $300 million within two years. His experience also includes 22 years at IBM where he held general management positions, including Vice President of Business Services for IBM Global Services and General Manager of IBM China/Hong Kong Operations. He achieved record revenue, profit and customer satisfaction levels in both business units.

        Ralph C. Derrickson has held the position of managing director of venture investments at Vulcan Inc., an investment management firm with headquarters in Seattle, Washington since October 2001. Mr. Derrickson has more than 20 years of technology management experience in a wide range of settings including start-up, interim management, and re-structuring situations. He served as a board member of Metricom, Inc., a publicly traded company, from April 1997 to November 2001 and as Interim CEO of Metricom from February 2001 to August 2001. Metricom, Inc. voluntarily filed a bankruptcy petition in US Bankruptcy Court for the Northern District of California in July of 2001. Mr. Derrickson was also a founding partner of Watershed Capital, a private equity investment management company established August in 1998. Prior to Watershed, Mr. Derrickson managed venture investments at Vulcan Ventures. He served as vice president of product development at Starwave Corporation, one of the pioneers of the Internet. Earlier, Mr. Derrickson held senior management positions at NeXT Computer, Inc. and Sun Microsystems, Inc. He has served on the boards of numerous start-up technology companies. Mr. Derrickson is active in the business and entrepreneurship programs at the University of Washington and is a member of the advisory board of the Center for Technology Entrepreneurship. He also serves on the board of the Northwest Entrepreneur Network (NWEN). Mr. Derrickson holds a BT in systems software from the Rochester Institute of Technology.

Section 16 Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires executive officers and directors, and persons who beneficially own more than ten percent of a registered class of our equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission and Nasdaq SmallCap Market. Based solely on a review of the copies of reports furnished to us and written representations from our executive officers, directors and persons who beneficially own more than ten percent of our equity securities, we believe that, during the preceding year, all filing requirements applicable to our officers, directors and ten percent beneficial owners under Section 16(a) were satisfied except that the following individuals failed to timely file an Initial Statement of Beneficial Ownership on Form 3:

Frank King	Director
Max Hopper	Director
Robert Pickering	Director
Phil Rosenbaum	Director
Mark Mauldin	former Officer
Jeff Davis	Officer

Composition and Meetings of the Board of Directors and Committees

        The Board of Directors is currently comprised of six directors. The Board of Directors has affirmatively determined that a majority of the current directors qualify, and that a majority of the Nominee Directors qualify, as independent directors as defined by Securities and Exchange Commission regulations and Nasdaq SmallCap Market listing standards. The independent directors are David S. Lundeen, Dr. W. Frank King, Philip J. Rosenbaum, Robert E. Pickering, Jr. and Max D. Hopper. Kenneth R. Johnsen and Ralph C. Derrickson, if elected to the Board of Directors, would also qualify as independent.

        During fiscal year 2003, the Board of Directors held 5 meetings and acted by unanimous written consent 5 times. Each of the directors attended at least 75% of the aggregate of all meetings of the Board of Directors and the total number of meetings held by all committees of the Board of Directors of which each respective director was a member during the time he was serving as such during the fiscal year ended December 31, 2003. All members of the Board of Directors are encouraged to attend the annual meetings of stockholders.

Committees of the Board of Directors

        The Board of Directors has created a Compensation Committee, a Nominating Committee and an Audit Committee. Each member of the committees is independent as defined by Securities and Exchange Commission regulations and Nasdaq SmallCap Market listing standards.

Compensation Committee

        The Compensation Committee establishes salaries, incentives and other forms of compensation for Perficient's directors, executive officers and key employees and administers its equity incentive plans and other incentive and benefit plans. This committee held 1 meeting and acted 6 times by unanimous written consent during fiscal year 2003. The members of the Compensation Committee are Mr. David S. Lundeen and Mr. Max D. Hopper. Mr. Lundeen serves as chairman of the Compensation Committee.

Audit Committee

        The Audit Committee has the sole authority to appoint, retain and terminate the Company's independent accountants and is directly responsible for the compensation, oversight and evaluation of the work of the independent accountants. The independent accountants report directly to the Audit Committee. A copy of our current Audit Committee Charter is attached to this proxy statement as Appendix A.

        The Audit Committee has the sole authority to approve all audit engagement fees and terms and all non-audit engagements with the Company's independent accountants and shall pre-approve all auditing and permitted non-audit services to be performed for the Company by the independent accountants, subject to the exceptions provided in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934. The members of the Audit Committee are Dr. W. Frank King, Mr. Philip J. Rosenbaum, and Mr. David S. Lundeen. Dr. King serves as Chairman of the Audit Committee. The Audit Committee held 5 meetings during fiscal 2003. The Board of Directors has determined that Mr. Lundeen is qualified as our audit committee financial expert within the meaning of Securities and Exchange Commission regulations and that he has accounting and related financial management expertise within the meaning of the listing standards of the Nasdaq SmallCap Market.

Nominating Committee

        The Nominating Committee was formed in April 2004 and is responsible for advising the Board of Directors on appropriate composition of the board and its committees, evaluating potential director nominees and nominating directors for election, approving the compensation for non-employee directors, advising the Board of Directors on corporate governance practices and overseeing new director orientation and the annual review of the performance of the Board of Directors. The Nominating Committee was created by resolution of the Board of Directors and does not have a formal charter.

        The members of the Nominating Committee are Mr. David S. Lundeen and Mr. Robert Pickering.

Identification of Director Candidates

        The Nominating Committee is responsible for evaluating potential or suggested director nominees and identifying individuals qualified to become members of the Board of Directors. This Committee will also evaluate persons suggested by stockholders and conduct the appropriate inquiries into the backgrounds and qualifications of all possible nominees. The Nominating Committee will establish criteria for selecting new director nominees and will determine each proposed nominee's qualifications for service on the Board of Directors. Each nominee should be a person of integrity and be committed to devoting the time and attention necessary to fulfill his or her duties to the Company.

        Pursuant to the Bylaws of Perficient, nominations of persons for election to the Board of Directors may be made at a meeting of stockholders by or at the direction of the Board of Directors or by any stockholder entitled to vote in the election of Directors at the meeting who complies with the notice procedures set forth in this paragraph. Such nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the corporation. Such stockholders' notice shall set forth:

  (A)
  the name, age, business address and residence address of such person;

  (B)
  the principal occupation or employment of such person;

  (C)
  the class and number of shares of the corporation which are beneficially owned by such person;

  (D)
  a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder; and

  (E)
  any other information relating to such person that is required to be disclosed in solicitations of proxies for election of Directors, or is otherwise required in each case pursuant to Regulation 14A under the 1934 Act (including without limitation such person's written consent to being named in the proxy statement, if any, as a nominee and to serving as a Director if elected).

        Any nominations received from stockholders must be in full compliance with applicable laws and with the Bylaws of Perficient.

Communications with the Board

        Communications by stockholders or by other parties may be sent to the Board of Directors by U.S. mail or overnight delivery and should be addressed to the Board of Directors c/o Secretary, Perficient, Inc., 1120 South Capital of Texas Highway, Suite 220, Building 3, Austin, Texas 78746. Communications directed to the Board of Directors, or one or more directors, will be forwarded directly to the designated director or directors and may be made anonymously.

Compensation of Directors and Executive Officers

        The following table sets forth information concerning the annual and long-term compensation earned by the individuals who served as Perficient's Chief Executive Officer and certain other executive officers during fiscal year 2003 for services rendered in all capacities during the years presented.

Summary Compensation Table
		Annual Compensation						Long-Term Compensation
Name and Principal Position	Year	Salary($)		Bonus($)		Other Annual Compensation($)		Securities Underlying Options(#)(2)
John T. McDonald(1) Chief Executive Officer and Chairman of the Board	2003 2002 2001	$ $ $	225,000 225,000 174,825	$ $ $	200,048 46,406 —	$ $ $	3,000 2,750 2,627	425,000 338,000 406,211
Jeffrey S. Davis President and Chief Operating Officer	2003 2002	$ $	205,000 136,667	$ $	145,813 25,370	$ $	3,000 2,431	250,000 85,000
Tim Thompson Chief Business Development Officer	2003 2002	$ $	160,000 160,000	$ $	75,512 129,081	$ $	3,000 2,323	75,000 30,000
Dale Klein(3) Chief Corporate Development Officer	2003 2002	$ $	100,000 66,767	$ $	13,337 4,641	$ $	1,601 1,001	100,000 29,000
Mark D. Mauldin(4) Chief Financial Officer	2003 2002	$ $	102,375 97,500	$ $	54,613 6,094	$ $	2,138 1,556	40,000 20,000

(1)
Mr. McDonald's current employment agreement, which was approved by the Board of Directors on March 29, 2004, specifies a salary increase to $250,000 per annum if the Company's net revenue per quarter equals or exceeds ten million dollars at any time following January 1, 2004.

(2)
In September 2001, Mr. McDonald was granted options to purchase 106,383 shares of our Common Stock with an exercise price of $0.31 per share in lieu of a $50,000 cash bonus. In February 2003, Mr. McDonald was granted options to purchase 125,000 shares of our Common Stock with an exercise price of $0.50. In February 2003, Mr. Davis was granted options to purchase 125,000 shares of our Common Stock with an exercise price of $0.50 per share. In February 2003, Mr. Mauldin was granted options to purchase 20,000 shares of our Common Stock with an exercise price of $0.50 per share In October 2001, Mr. Davis was granted options to purchase 110,810 shares of our Common Stock with an exercise price of $1.35 per share and options to purchase 27,654 shares of our Common Stock with an exercise price of $0.34 per share. In October 2001, Mr. Thompson was granted options to purchase 110,810 shares of our Common Stock with an exercise price of $1.35 per share.

(3)
Mr. Klein resigned from Perficient in June 2004.

(4)
Mr. Mauldin resigned from Perficient in February 2004.

Compensation of Directors

        In April 2003, the Board of Directors unanimously approved a new director compensation plan with the following provisions:

  •
  Each non-employee board member will receive $500 for each board meeting attended.

  •
  Each audit committee member will receive $1,250 for each audit committee meeting.

  •
  Each compensation committee member will received $500 for each compensation committee meeting.

  •
  The chairman of the audit committee will receive an additional $2,500 annually.

  •
  Each non-employee board member will receive 5,000 vested options annually.

  •
  Each committee member will receive an additional 5,000 vested options annually.

        In 2003, Dr. King received $12,250, Mr. Rosenbaum received $11,000, Mr. Lundeen received $3,500, Messrs. Hopper and Pickering each received $1,000, and Mr. Cromwell received $500 in Board of Directors fees for fiscal 2003. All directors are reimbursed for reasonable expenses incurred by them in attending Board and Committee meetings.

Employment Arrangements

        Perficient has a two-year employment agreement with Mr. McDonald that terminates on December 31, 2005. This employment agreement was approved by the Board of Directors on March 29, 2004. Mr. McDonald's employment agreement provides for an annual salary of $225,000 and the grant of options to purchase 150,000 shares of our Common Stock for each year of service. This employment agreement specifies a salary increase to $250,000 per annum if the Company's net revenue per quarter equals or exceeds ten million dollars at any time following January 1, 2004. Those options vest over a four year period. Mr. McDonald is entitled to an annual bonus of equal to 100% of his annual salary in the event Perficient achieves certain performance targets approved by the Board of Directors. If Mr. McDonald is terminated without cause (or if he voluntarily terminates his employment following a change in control), he will receive 24 months' severance pay plus target bonus, option vesting acceleration and shall receive benefits and the use of his office and administrative assistance during such period. Mr. McDonald has agreed to refrain from competing with Perficient for a period of two years following the termination of his employment.

        Perficient has a two-year employment agreement with Mr. Jeff Davis that terminates on June 30, 2006. Mr. Davis's employment agreement provides for an annual salary of $205,000. Mr. Davis is entitled to an annual bonus equal to 50% of his annual salary in the event Perficient achieves certain performance targets approved by the Board of Directors. If Mr. Davis is terminated without cause, he will receive 12 months' severance pay plus target bonus, option vesting acceleration and other health and medical benefits. Mr. Davis has agreed to refrain from competing with Perficient for a period of two years following the termination of his employment.

Option Grants in Last Fiscal Year to Named Executive Officers

        The following table sets forth information related to the grant of stock options by us during the year ended December 31, 2003 to the named executive officers.

Individual Grants
	Number of Securities Underlying Options (#)	% of Total Options Granted to Employees in Fiscal 2003(1)	Exercise or Base Price ($/sh)	Market Price on Date of Grant ($/sh)	Expiration Date
John T. McDonald	125,000 300,000	5.17% 12.42%	0.50 2.28	0.50 2.28	02/13/2013 12/11/2013
Jeffrey S. Davis	125,000 125,000	5.17% 5.17%	0.50 2.28	0.50 2.28	02/13/2013 12/11/2013
Dale S. Klein	50,000 50,000	2.07% 2.07%	0.50 2.28	0.50 2.28	02/13/2013 12/11/2013
Tim J. Thompson	25,000 50,000	1.03% 2.07%	0.50 2.28	0.50 2.28	02/13/2013 12/11/2013
Mark D. Mauldin	20,000 20,000	0.83% 0.83%	0.50 2.28	0.50 2.28	02/13/2013 12/11/2013

(1)
Based on an aggregate of 2,416,000 options granted during the year ended December 31, 2003.

Option Exercises and Fiscal Year End Values

        The following table sets forth information concerning the fiscal year-end number and value of unexercised options (market price of our Common Stock less the exercise price with respect to the named executive officers). None of the named executive officers exercised stock options during the fiscal year ended December 31, 2003. No stock appreciation rights were outstanding as of December 31, 2003.

	Number of Securities Underlying Unexercised Options at December 31, 2003(#)
			Value of Unexercised in-the-Money Options at December 31, 2003($)(1)
Name
	Exercisable	Unexercisable	Exercisable	Unexercisable
John T. McDonald	598,292	620,919	413,310	427,502
Jeffrey S. Davis	144,026	329,438	164,613	296,700
Dale S. Klein	14,499	114,501	15,804	102,806
Tim J. Thompson	88,872	126,938	82,096	92,725
Mark D. Mauldin	50,366	51,252	20,826	45,701

(1)
Based on the fair market value of Perficient's Common Stock at December 31, 2003 ($2.24 per share), as reported on the NASDAQ SmallCap Market.

Certain Relationships and Related Transactions

        In the sale of our Series A convertible Preferred Stock pursuant to the Convertible Preferred Stock Purchase Agreement, dated as of December 21, 2001, Watershed-Perficient, LLC purchased 625,000 shares of Series A Convertible Preferred Stock and received Warrants for the purchase of 312,500 shares of our Common Stock in connection with the purchase of Series A Convertible Preferred Stock. All Series A Convertible Preferred Stock converted into Common Stock on November 11, 2003. Watershed-Perficient, LLC dissolved during 2003 and distributed its shares of Common Stock and Warrants to its members, one of whom was Robert E. Pickering, Jr., one of our directors. On December 10, 2003, Mr. Pickering exercised warrants for 50,500 shares with an exercise price of $1.98 per share.

        On June 26, 2002, Perficient entered into a Convertible Preferred Stock Purchase Agreement with 2M Technology Ventures, L.P. ("2M"), pursuant to which, 2M purchased 1,111,000 shares of Series B Preferred Stock for a purchase price of $0.900090009 per share. Pursuant to the Certificate of Designation, Rights and Preferences of the Series B Preferred Stock, on November 10, 2003, all then outstanding shares of Series B Preferred Stock automatically converted into shares of Common Stock. In connection with its purchase of Series B Preferred Stock, 2M also received a warrant to purchase up to 555,500 shares of Common Stock. 2M exercised this warrant on February 3, 2004 and March 29, 2004. Perficient received proceeds of $1,100,000 as a result of the exercise of this warrant.

  WWC Capital Group Relationship

        Perficient has paid $236,500 in fees to WWC Capital during 2002 and 2003 for finder and advisory fees for the Vertecon and Javelin acquisitions and other acquisition advisory services. Michael J. Cromwell, III, a director of Perficient, is a co-founder and partner of WWC Capital Group and was a director of Perficient from March 13, 2002 to October 17, 2003.

Audit Committee Report

        The following is the report of the Audit Committee (the "Committee") with respect to the audit of our fiscal 2003 audited consolidated financial statements:

        Management is responsible for the Company's internal controls and the financial reporting process. The independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with auditing standards generally accepted in the

United States and to issue a report thereon. The Committee's responsibility is to monitor and oversee these processes.

        In this context, the Committee has met and held discussions with management and the independent auditors. Management represented to the Committee that the Company's consolidated financial statements in the Annual Report for the fiscal year ended December 31, 2003, were prepared in accordance with accounting principles generally accepted in the United States, and the Committee has reviewed and discussed the consolidated financial statements in the Annual Report with management and the independent auditors. The Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

        The Company's independent auditors also provided to the Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Committee discussed with the independent auditors that firm's independence. The Audit Committee reviewed nonaudit services provided by its independent auditors for the last fiscal year, and determined that those services are not incompatible with maintaining the auditors' independence.

        Based upon the Committee's discussion with management and the independent auditors and the Committee's review of the representation of management and the report of the independent auditors to the Committee, the Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2003 filed with the Securities and Exchange Commission.

        Submitted by the Audit Committee of the Board of Directors:

Dr. W. Frank King (Chairman) Philip J. Rosenbaum David S. Lundeen

External Auditors

        A representative of Ernst & Young LLP is expected to be present at the Meeting to respond to appropriate questions and will be given the opportunity to make a statement if he or she desires to do so.

        Representatives of Ernst & Young LLP attended all meetings of the Audit Committee in 2003. The Audit Committee pre-approves and reviews all audit and non-audit services provided by Ernst & Young LLP. In considering the services to be provided by Ernst & Young LLP, the Audit Committee considers whether the provision of non-audit services is compatible with maintaining the independence of Ernst & Young LLP.

Audit Fees

        Audit services performed for the Company by Ernst & Young LLP consist of the audit of the annual financial statements for the fiscal year included in Form 10-KSB and for the reviews of the financial statements included the quarterly reports on Form 10-QSB. Audit fees for fiscal years 2003 and 2002 were $82,500 and $82,750, respectively, and fees for audit-related services were $3,000 and $23,000 in fiscal years 2003 and fiscal 2002, respectively. Audit related services generally include fees for business acquisitions, accounting consultations and SEC registration statements.

Tax Fees

        Aggregate fees billed by Ernst & Young LLP for non-audit related services, consisting mainly of tax consulting and compliance services, totaled approximately $42,000 in fiscal 2002. There were no fees billed by Ernst & Young LLP for non-audit related services in fiscal 2003.

Audit Committee Pre-Approval Policies and Procedures

        It is the Company's policy that all audit and non-audit services to be performed by its principal accountants be approved in advance by the Audit Committee.

        The Audit Committee has reviewed the fees described above and believes that such fees are compatible with maintaining the independence of Ernst & Young LLP.

        Stockholder ratification of the appointment of Ernst & Young LLP as the Company's independent public auditors is not required by our bylaws or other applicable legal requirement.

Stockholder Proposals for Next Annual Meeting

        Any stockholder proposals intended to be presented at Perficient's next annual meeting of stockholders must be received by Perficient at its offices at 1120 South Capital of Texas Highway, Suite 220, Building 3, Austin, Texas 78746, on or before December 31, 2004, for consideration for inclusion in the proxy material for such annual meeting of stockholders.

        For any proposal that is not submitted for inclusion in next year's Proxy Statement, but is instead sought to be presented directly at the 2005 Annual Meeting, SEC rules permit management to vote proxies in its discretion if: (1) management receives notice of the proposal before the close of business on December 31, 2004, and advises stockholders in the 2005 Proxy Statement about the nature of the matter and how management intends to vote on such matter; or (2) management does not receive notice of the proposal prior to the close of business on December 31, 2004. Notices of intention to present proposals at the 2005 Annual Meeting should be addressed to Perficient at its offices at 1120 South Capital of Texas Highway, Suite 220, Building 3, Austin, Texas 78746.

Other Matters

        The Board of Directors does not intend to bring any matters before the Meeting other than as stated in this Proxy Statement, and is not aware that any other matters will be presented for action at the Meeting. If any other matters come before the Meeting, the persons named in the enclosed form of proxy will vote the proxy with respect thereto in accordance with their best judgment, pursuant to the discretionary authority granted by the proxy. Whether or not you plan to attend the Meeting in person, please complete, sign, date and return the enclosed proxy card promptly.

Form 10-KSB

        Perficient will furnish, without charge to each person solicited and to each beneficial owner of its securities, on the written request of such person, a copy of its annual report on Form 10-KSB, as amended except for the exhibits to such Form 10-KSB but including the financial statements filed with such Form 10-KSB. Perficient will furnish any exhibit to the Form 10-KSB upon the payment of a reasonable fee which shall be limited to its reasonable expenses in furnishing such exhibit. Requests should be directed to Mr. Michael D. Hill, Perficient, Inc., 1120 South Capital of Texas Highway, Suite 220, Building 3, Austin, Texas 78746, telephone number (512) 531-6000.

By Order of the Board of Directors
/s/ Michael D. Hill Michael D. Hill Secretary
June 30, 2004

APPENDIX A

PERFICIENT, INC.

AMENDED AND RESTATED CHARTER OF THE

AUDIT COMMITEE

OF THE BOARD OF DIRECTORS

Effective as of April 26, 2004

        The Board of Directors (the "Board") of Perficient, Inc. (the "Company") established an Audit Committee (the "Committee") and a Charter of the Committee effective as of its date of adoption by the Board on June 29, 1999 (the "Existing Charter"). The Existing Charter is amended and restated as set forth herein as of the effective date set forth above.

Purpose

        The primary purpose of the Committee is to assist the Board in monitoring:

  •
  the integrity of the Company's financial statements and financial reporting processes and systems of internal controls;

  •
  the qualifications and independence of the Company's independent accountants;

  •
  the performance of the Company's internal audit function and independent accountants; and

  •
  the Company's compliance with legal and regulatory requirements.

Composition

        The Committee shall consist of at least three members, all of whom must be members of the Board. The members of the Committee shall meet the independence and qualification requirements of.

  •
  The NASDAQ Stock Market;

  •
  Section 10A(m)(3) of the Securities Exchange Act of 1934 (the "Exchange Act"); and

  •
  the rules and regulations of the Securities and Exchange Commission (the "SEC") (including without limitation Rule 10A-3 promulgated under the Exchange Act).

Subject to Section 4.9 of Article IV of the Company's bylaws, the Board shall appoint the members of the Committee after considering the recommendation of the Nominating Committee. One of the members, who shall be selected by the Committee, shall serve as the chairperson of the Committee. The Committee shall consider the recommendation of the Nominating Committee in making such selection. The Board may remove or replace any member of the Committee at any time.

Authority and Responsibilities

        The Committee shall have the sole authority to appoint, retain and terminate the Company's independent accountants. The Committee shall be directly responsible for the compensation, oversight and evaluation of the work of the independent accountants (including resolution of disagreements between management and the independent accountants regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent accountants shall report directly to the Committee.

        The Committee shall pre-approve all auditing services and permitted non-audit services to be performed for the Company by its independent accountants, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Committee prior to the completion of the audit. Such pre-approval may be accomplished by engagement arrangements entered into pursuant to pre-approval policies and procedures previously established by the Committee, but only if the policies are detailed as to the particular services that are pre-approved, the Committee is informed of each such service provided and the policies do not delegate the Committee's responsibilities to management. The Committee shall have sole authority to approve all audit engagement fees and terms and non-audit engagements with the Company's independent accountants. The Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant preapprovals of audit and permitted non-audit services, provided that the decisions of such subcommittee to grant preapprovals shall be presented to the full Committee at its next scheduled meeting.

        The Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors without the approval of the Board. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the independent accountants for the purpose of rendering or issuing an audit report and to any advisors employed by the Committee.

        Without limiting the generality of the preceding statement, the Committee, shall:

Financial Statement and Disclosure Matters

        1.     Review and discuss with management and the independent accountants the Company's annual audited financial statements prior to the filing of its Form 10-K, including disclosures made under "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Form 10-K, and recommend to the Board whether the audited financial statements should be included in the Form 10-K.

        2.     Review and discuss with management and the independent accountants the Company's quarterly financial statements prior to the filing of its Form 10-Q, including disclosures made under "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Form 10-Q and the results of the independent accountants' review of the quarterly financial statements.

        3.     Discuss with management and the independent accountants any analyses prepared by management and/or the independent accountants setting forth significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including analyses of the effects of alternative treatments of the financial statements within generally accepted accounting principles ("GAAP").

        4.     Discuss with management and the independent accountants major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles, any major issues as to the adequacy of the Company's internal controls and any special audit steps adopted in light of material control deficiencies.

        5.     Review and discuss regular reports from the independent accountants on:

    •
    all critical accounting policies and practices to be used;

    •
    all alternative treatments of financial information within GAAP that have been discussed with management, the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent accountants;

    •
    any accounting adjustments that were noted or proposed by the independent accountants but were "passed" as immaterial or otherwise; and

    •
    other material written communications between the independent accountants and management, such as any management letter, internal control letter or schedule of unadjusted differences.

        6.     Discuss with management the type and presentation of information to be included in the Company's earnings press releases prior to public release, including the use of "pro forma" or "adjusted" non-GAAP information, and review any financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made) and need not precede each earnings release or each instance in which the Company provides guidance.

        7.     Discuss with management and the independent accountants the effect of regulatory and accounting initiatives as well as off balance sheet structures on the Company's financial statements.

        8.     Discuss with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.

        9.     Discuss with the independent accountants the matters required to be discussed by Statement on Auditing Standards Nos. 61, 89 and 90 relating to the conduct of the audit, including any problems or difficulties encountered in the course of the audit work and management's response, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

        10.   Review disclosures made to the Committee by the Company's chief executive officer and chief financial officer during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls.

Oversight of the Company's Relationship with the Independent Accountants

        11.   Review and evaluate the lead partner of the independent accountants' team.

        12.   Obtain and review a report from the independent accountants at least annually regarding (a) the independent accountants' internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues, and (d) all relationships between the independent accountants and the Company. Evaluate the qualifications, performance and independence of the independent accountants, including considering whether the auditor's quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the accountants' independence, and taking into account the opinions of management and the internal auditing department (or outside auditor performing the function of an internal auditing department). The Committee shall present its conclusions with respect to the independent accountants to the Board.

        13.   Ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit, the concurring (or reviewing) audit partner responsible for reviewing the audit and other audit partners performing services for the Company and its subsidiaries as required by law. Consider whether, in order to assure continuing independence, it is appropriate to adopt a policy of rotating the independent accounting firm on a regular basis.

        14.   Recommend to the Board policies for the Company's hiring of employees or former employees of the independent accountants.

        15.   Discuss with the national office of the independent accountants issues on which they were consulted by the Company's audit team and matters of audit quality and consistency.

        16.   Meet with the independent accountants prior to the audit to discuss the planning and staffing of the audit.

Oversight of the Company's Internal Audit Function

        17.   Review the appointment and replacement of any senior internal auditing personnel or other designated person or, at the discretion of the Board, select and contract with an outside auditor (other than the Company's independent accountants) to perform the function of an internal auditing department. The senior internal auditing executive or other designated person (or any outside auditor performing the function of an internal auditing department) shall report directly to the Committee, and the Committee shall direct the scope and duties of the internal audit function.

        18.   Review the regular reports to management prepared by the internal auditing department or other designated person (or any outside auditor performing the function of an internal auditing department) and management's responses.

        19.   Discuss with the independent accountants and management the responsibilities, budget and staffing of the internal auditing department or other designated person (or any outside auditor performing the function of an internal auditing department), and any recommended changes in the planned scope of the internal audit.

Compliance Oversight Responsibilities

        20.   Obtain from the independent accountants assurance that Section 10A(b) of the Exchange Act has not been implicated.

        21.   Obtain reports from management, the Company's senior internal auditing executive or other designated person (or any outside auditor performing the function of an internal auditing department) and the independent accountants that the Company and its subsidiary/foreign affiliated entities are in conformity with applicable legal requirements and the Company's Code of Business Conduct and Ethics. Review reports and disclosures of insider and affiliated party transactions. Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's Code of Business Conduct and Ethics.

        22.   Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

        23.   Discuss with management and the independent accountants any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company's financial statements or accounting policies.

        24.   Discuss with the Company's internal or outside legal counsel legal matters that may have a material impact on the financial statements or the Company's compliance policies.

Other Matters

        25.   Prepare the report required by SEC rules to be included in the Company's annual proxy statement.

        26.   Review the adequacy of this Charter each year and recommend any proposed changes to the Board for approval.

        27.   Review and evaluate its own performance each year and submit itself to the review and evaluation of the Board.

        28.   Perform any other activities consistent with this Charter, the Company's Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws (each as may be amended), the rules of the New York Stock Exchange applicable to domestic listed companies, and governing law as the Committee or the Board deems necessary or appropriate.

Limitation of Committee's Role

        While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent accountants.

Procedural Matters; Fees

        Conflicts with Bylaws.    This Charter shall in no way alter, amend or repeal any provision of the Company's bylaws. To the extent that this Charter conflicts with any provision of the Company's bylaws, the bylaws shall govern.

        Meetings.    The Committee shall meet at the call of its chairperson, two or more members of the Committee or the Chairman of the Board but no less frequently than quarterly. Meetings may, at the discretion of the Committee, include members of the Company's management, independent consultants and such other persons as the Committee or its chairperson may determine. The Committee shall meet periodically with management, the internal auditing department (or any outside auditor performing the function of an internal auditing department) and the independent accountants in separate executive sessions. The Committee may request any officer or employee of the Company or the Company's outside counsel or the internal auditing department (or any outside auditor performing the function of an internal auditing department) to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. The Committee may meet in person, by telephone conference call or in any other manner in which the Board or the Committee is permitted to meet under law or the Company's bylaws. The Committee may also act by unanimous written consent in lieu of a meeting.

        Transaction of Business.    A majority of the members of the Committee constitute a quorum for the transaction of business. A majority of the members of the Committee present at any meeting at which a quorum is present are competent to act. Except as expressly provided in this Charter or in the Company's bylaws or corporate governance guidelines, the Committee may determine additional rules and procedures to govern it or any of its subcommittees, including designation at any meeting of a chairperson pro tempore in the absence of the chairperson and of a secretary (who need not be a member of the Committee) for that meeting.

        Minutes; Reports to the Board.    The Committee shall keep minutes of all meetings and of all actions taken by the Committee, file such minutes with the Secretary of the Company and provide a copy of such minutes to the Board. The Committee, either directly or through its chairperson, shall provide the Board with regular reports on its activities and any recommendations by the Committee to the Board.

        Fees; Reimbursement of Expenses.    Each member of the Committee shall be paid the fees set by the Board for his or her services as a member or chairperson of the Committee. Subject to the Company's corporate governance guidelines and other policies, members of the Committee shall be reimbursed by the Company for all reasonable expenses incurred in connection with their duties as members of the Committee.

PERFICIENT, INC.

        The undersigned hereby appoints John T. McDonald, with full power of substitution, as proxy for the undersigned, to attend the annual meeting of stockholders of Perficient, Inc. ("Perficient"), to be held at Perficient's headquarters at 1120 South Capital of Texas Highway, Suite 220, Building 3, Austin, Texas 78746 on July 20, 2004, at 10:00 a.m., central time, or any adjournment thereof, and to vote the number of shares of Common Stock of Perficient that the undersigned would be entitled to vote, and with all the power the undersigned would possess, if personally present, as follows:

1.	☐ For or ☐ Withhold Authority to vote for the following nominees for election as directors:
	John T. McDonald David S. Lundeen	Robert E. Pickering, Jr. Max D. Hopper	Kenneth R. Johnsen Ralph C. Derrickson

(Instruction: To withhold authority to vote for an individual nominee, write the nominee's name on the line provided below.)

2.    Approval of such other matters that come before the annual meeting of stockholders, or any adjournment thereof, that are required to be approved by the stockholders of Perficient.

        The Proxy will vote as specified herein or, if a choice is not specified, he will vote "For" the proposals set forth in Items 1 and 2.

        This Proxy is solicited by the Board of Directors of Perficient.

Receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement dated June 30, 2004 is hereby acknowledged:
Date:	, 2004

(Signature)
(Please sign exactly as your name appears hereon, indicating, where proper, official position or representative capacity).

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PURPOSE OF MEETING
VOTING RIGHTS AND SOLICITATION OF PROXIES
VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
PERFICIENT, INC. AMENDED AND RESTATED CHARTER OF THE AUDIT COMMITEE OF THE BOARD OF DIRECTORS